Income Tax	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Income Tax
21.	Income Tax
During the year ended December 31, 2022, the Group generated a net income due to the recognition of revenue in connection with the license component of the BMS IMA401 Collaboration agreement. This one-time
revenue is not accounted for under German GAAP and consequently under German tax accounting. Instead, the Group recognizes revenue for the BMS agreement over the period of the clinical trial service. The deferred tax liability arising from the temporary difference related to delayed revenue recognition under German tax accounting is offset by deferred tax assets on tax losses carried forward that were previously not capitalized due to the Groups expectation of generating taxable losses in the foreseeable future.
The Group’s German operations were subject to a statutory tax rate of 30.4% during 2022 and of 29.1%
during 2021 and 2020. The Group’s German statutory tax rate increased by 1.3% in comparison to the previous period due to increased trade tax rates. In the U.S., the Group was subject to a corporate income tax rate of
21%
for the year ended December 31, 2022, 2021 and 2020.

For Immatics Biotechnologies GmbH, the Group recognized a current income tax expense of €4.5 million for the year ended December 31, 2022. The current income tax expense is calculated based on taxable income of Immatics Biotechnologies GmbH for the year ended December 31, 2022. Since no deferred tax assets have been recognized as of December 31, 2021, the Group took into account the tax losses carried forward that can be used to offset the taxable income generated in the year ended December 31, 2022. In accordance with §10d para 2 EStG (German income tax code),

60
%
of an income of a given year can be offset with tax losses carried forward. Accordi ngly,
40
%
of the income before tax of Immatics Biotechnologies GmbH are subject to income tax.
As the profit is considered a
one-time
profit, no deferred tax assets exceeding the deferred tax liability on
 temporary differences have been recognized in respect of tax losses carried forward. The current assessment regarding the usability of deferred tax assets may change, depending on the Group’s taxable income in future years, which could result in the recognition of deferred tax assets. The Group continued to generate losses for all other entities within the Group during the year ended December 31, 2022
,
as well as for all entities during the year ended December 31, 2021 and 2020.
Due to the ARYA Merger described in Note 3, there are certain limitations on tax losses carried forward for net operating losses incurred by Immatics US, Inc., under Section 382 of the U.S. Internal Revenue Code.
A reconciliation between taxes on income reflected on the Consolidated Statement of Profit/(Loss) and the expected income tax benefit, based on the Group’s German statutory tax rate, for the years ended December 31, 2022, 2021 and 2020 is as follows:

	Year ended December 31,
	2022	2021	2020
	(Euros in thousands)
Profit/(loss) before taxes	42,036	(93,335)	(211,841)
Expected taxes on income	(12,774)	27,160	61,646
Effects
Difference in tax rates	(4,868)	(3,274)	(2,582)
Non-deductible tax-expenses	—	(53)	(599)
Government grants exempted from taxes	—	—	45
Permanent Differences	(1,123)	(10,881)	(39,288)
Utilization of previously unrecorded tax losses carried forward	7,067	—	—
Non-recognition of deferred taxes on tax losses and temporary differences	7,176	(12,953)	(19,222)

Taxes on income	(4,522)	—	—

For the year ended December 31, 2022, permanent differences relate to share-based compensation expenses, to transaction costs directly attributable and incremental to capital raises and to the change in fair value of the financial liabilities for the warrants. For the year ended December 31, 2021, permanent differences relate to share-based compensation expenses and to the change in fair value of the financial liabilities for the warrants.
For the year ended December 31, 2020, the main permanent difference relates to the share listing expense of €153 million, which does not have a corresponding taxable expense. Other permanent differences include transaction costs directly attributable and incremental to capital raises, expenses for equity-settled share-based compensation, as well as the change in fair value of the financial liabilities for the warrants.

Deferred tax assets and deferred tax liabilities consist of the following:

	As of
	December 31, 2022		December 31, 2021
	(Euros in thousands)
	Deferred tax assets	Deferred tax liabilities	Deferred tax assets	Deferred tax liabilities
Intangible assets	10,328	—	1,288	—
Right-of-use assets	—	(3,239)	—	(2,629)
Deferred revenue	—	(23,133)	—	—
Other assets	1,964	(947)	—	—
Lease liabilities	3,560	—	2,627	—
Deferred expenses	—	—	12	—
Recognition of tax losses carried forward	11,467	—	—	—
Recognized	27,319	(27,319)	3,927	(2,629)
Netting	(27,319)	27,319	(2,629)	2,629
Non-recognition of deferred tax assets on temporary differences	—	—	(1,298)	—

Net deferred tax assets/liabilities	—	—	—	—

For the years ended December 31, 2022, and 2021, the Group had accumulated tax losses of €357.2 million and €353.1 million, respectively, that may be offset against future taxable profits of the Group subject to certain limitations. For €319.4 million and €353.1 million of the accumulated tax losses no deferred tax asset has been recognised in the financial statements. For the year ended December 31, 2022,
€26
million of total tax losses is subject to a twenty-year carry forward period. All other tax losses have an indefinite carry forward period.
Limitation on tax loss carry forwards in the US Inc. is 80.00% of each subsequent year`s net income starting with losses generated after January 1, 2018. These have an indefinite carry forward period, but no carry back option. Any losses generated prior to January 1, 2018 still can be utilized at 100.00% and are subject to a twenty-year carry forward expiration period. Due to the ARYA Merger described in Note 3, there are certain limitations on tax losses carried forward for net operating losses incurred by Immatics US, Inc., under Section 382 of the U.S. Internal Revenue Code. For Immatics Biotechnologies GmbH, we believe that the ARYA Merger did not lead to a forfeiture of tax losses carried forward in accordance with § 8c KStG.